UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 9, 2006


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 1-11181                       94-2579751
(State or other jurisdiction    (Commission                   (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02 - RESULTS OF OPERATION AND FINANCIAL CONDITION

         On May 9, 2006, we issued a press release announcing our financial results for the first quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         We hosted a conference call on May 9, 2006, at 4:30 p.m. Eastern time to review our financial results for the first quarter ended March 31, 2006. A replay of the call may be accessed on our web site at www.proiris.com or at www.vcall.com for 30 days from the date of the broadcast. In addition, access to a recording of the call will be available for seven days following the call, by dialing 1-888-203-1112 (719-457-0820 for international callers). The pass code I.D. is 3410282.

         The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release dated May 9, 2006, published by IRIS International, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IRIS INTERNATIONAL, INC.



Date:    May 9, 2006                By:      /s/ Martin G. Paravato
                                             -----------------------------------
                                             Martin G. Paravato
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release dated May 9, 2006, published by IRIS International,
               Inc.